                                                                    EXHIBIT 99.2

Slide 1

                                OVERVIEW OF THE
               CAREY DIVERSIFIED LLC AND W. P. CAREY & CO., INC.
                                     MERGER

[CAREY DIVERSIFIED LLC LOGO]   November 30, 1999  [W. P. CAREY & CO., INC. LOGO]



Slide 2

OVERVIEW

Creation of the dominant net lease company that serves public and private investors

BENEFITS:

-        Immediate Accretion

-        Unique Access to Capital

-        Enhanced Growth

-        Strengthened Credit Profile

-        Future Growth Potential

                                                  [W. P. CAREY & CO., INC. LOGO]


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
Slide 3

TRANSACTION SUMMARY

- W. P. CAREY & CO., INC. WILL CONTRIBUTE ALL OF ITS OPERATING ASSETS TO CAREY DIVERSIFIED LLC ("CDC") IN EXCHANGE FOR 8 MILLION SHARES OF CDC

- STOCKHOLDERS OF W. P. CAREY MAY EARN UP TO 2 MILLION ADDITIONAL SHARES OF WPC OVER A PERIOD OF UP TO FIVE YEARS, BASED UPON CERTAIN PERFORMANCE CRITERIA

-        W. P. CAREY PERSONNEL WILL BECOME EMPLOYEES OF THE COMPANY

                         [W.P. CAREY & CO., INC. LOGO]

                                       2

Slide 4

TRANSACTION SUMMARY (CONT'D)

- THE MERGED ENTITY WILL BECOME THE ADVISOR TO CORPORATE PROPERTY ASSOCIATES 10, 12 AND 14 AND CAREY INSTITUTIONAL PROPERTIES

-        THE COMPANY WILL TRADE ON THE NYSE AND PSE UNDER THE SYMBOL "WPC"

-        EXPECTED TIMELINE

Board Approval           Consent Solicitation Expected              Expected Closing
  of Merger                      to Commence                              Date

NOVEMBER 30                      JANUARY 2000                          APRIL 2000

                         [W.P. CAREY & CO., INC. LOGO]

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
Slide 5

PROPOSED COMPANY STRUCTURE

PRE MERGER                                             POST MERGER
W. P. CAREY & CO. (PRIVATE)                    W. P. & CAREY & CO. LLC (PUBLIC)
 manages net lease assets                       owns & manages net lease assets
                                [ARROW GRAPHIC]
CPA REITS     CDC (PUBLIC)                         OWNS               MANAGES

                                                $850 MILLION        $1.6 BILLION
                                               NET LEASE ASSETS    NET LEASE ASSETS

                                                  CDC ASSETS           CPA/CIP
                                                                       ASSETS

                         [W.P. CAREY & CO., INC. LOGO]

Slide 6

W.P. CAREY & CO. OVERVIEW

- 20 YEARS OF DEMONSTRATED CAPITAL RAISING ABILITY IN ITS PRIVATE INVESTMENT VEHICLES

- CONSISTENTLY SUPERIOR PERFORMANCE OVER THE LAST 26 YEARS SERVING 65,000 INVESTORS, BOTH PUBLIC AND PRIVATE

- STRONG CORPORATE IDENTITY BASED UPON LONG-TERM PRESENCE IN NET LEASE FINANCING MARKET WITH OVER 400 CORPORATIONS

                         [W.P. CAREY & CO., INC. LOGO]

Slide 7

- MANAGEMENT CONTINUITY AND EXPERIENCE, COMPLEMENTED BY A DISTINGUISHED AND RENOWNED BOARD OF DIRECTORS:

         MANAGEMENT TEAM:

         -        WM. POLK CAREY - Chairman of the Board and Chief Executive
                  Officer

         -        FRANCIS J. CAREY - Vice Chairman

         -        GEORGE E. STODDARD - Chief Investment Officer

         -        GORDON F. DUGAN - President

         -        JOHN J. PARK - Chief Financial Officer

         INDEPENDENT DIRECTORS:

         - EBERHARD FABER, IV - Former Director of the Federal Reserve Bank of Philadelphia and Chairman of Eberhard Faber, Inc.

         - DR. LAWRENCE R. KLEIN - Nobel Laureate in Economics, Benjamin Franklin Professor of Economics and Finance (Emeritus), University of Pennsylvania

         - DONALD E. NICKELSON - Chairman of the Audit Committee, Former President of PaineWebber, Inc.

         - CHARLES C. TOWNSEND, JR. - Former Head of Corporate Finance, Morgan Stanley & Co.

         - REGINALD WINSSINGER - Chairman of Horizon New America National Portfolio Inc.

                         [W.P. CAREY & CO., INC. LOGO]

Slide 8

-        UNSURPASSED INVESTMENT EXPERTISE WITH INDEPENDENT INVESTMENT COMMITTEE:

         - GEORGE E. STODDARD: Chairman of Investment Committee and Chief Investment Officer, former head of corporate investments - Equitable

         - NATHANIEL S. COOLIDGE: former head of bond and corporate finance department - John Hancock Mutual Life Insurance Company

         - FRANK J. HOENEMEYER: Vice Chairman of Investment Committee, former Vice Chairman and Chief Investment Officer - Prudential Insurance Company of America

         - LAWRENCE R. KLEIN: Chairman of Economic Policy Committee, Nobel Laureate in Economic Science and Benjamin Franklin Professor of Economics, Emeritus - University of Pennsylvania and Wharton School

                         [W.P. CAREY & CO., INC. LOGO]

Slide 9

WPC/CDC MERGER BENEFITS

- IMMEDIATE ACCRETION - The transaction is expected to be accretive to the company's per share FFO during the first year of combined operations and more accretive thereafter

- UNIQUE ACCESS TO CAPITAL - Capitalize on W. P. Carey's access to private capital. Raised $300 million over the past two years.

- ENHANCED GROWTH - Combine the greater growth potential of asset management business with the stability of net lease investment revenues. Assets under management have grown from $1 billion in 1994 to $2.5 billion.


- STRENGTHENED CREDIT PROFILE - Market capitalization will increase by over 30% without any increase in indebtedness.

                         [W.P. CAREY & CO., INC. LOGO]

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Slide 10

WPC/CDC MERGER BENEFITS

- FUTURE GROWTH POTENTIAL - Leverage the Company's solid brand image to provide new means of growth in the future

- ELIMINATION OF PERCEIVED CONFLICT OF INTEREST - All operating businesses will be merged and all personnel will become employees of W.P. Carey & Co. LLC


- POTENTIAL IMPROVED VALUATION - Preference by investment community for fully integrated companies

                         [W.P. CAREY & CO., INC. LOGO]

Slide 11

SUMMARY

-        CREATION OF THE DOMINANT NET LEASE COMPANY

-        IMMEDIATE ACCRETION TO FFO

-        POTENTIAL FOR SIGNIFICANT VALUATION IMPROVEMENT

                         [W.P. CAREY & CO., INC. LOGO]

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